Exhibit 10.03

               ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSIGNMENT
                                    OF LEASE

            This Assignment, Assumption of Assignment and Consent to Assignment of Lease is made this 12th day of December, 1997 between JESSE SAYEGH, an individual residing at 25 Kinnelon Road, Kinnelon, New Jersey 07405 (hereinafter referred to as the "Assignor"), and CCC Cedar Grove Cinema Corp., a Delaware corporation organized and existing under the laws of Delaware, whose principle office is located at 7 Waverly Place, Madison, New Jersey 07940 (hereinafter collectively referred to as the "Assignee"), Leonard Diener Investment Company, a New Jersey Partnership, hereinafter referred to as the ("Landlord"), and Clearview Cinema Group, Inc., a Delaware Corporation, with offices at 7 Waverly Place, Madison, New Jersey 07940, (hereinafter referred to as "Guarantor").

                                   WITNESSETH:

            WHEREAS, Assignor entered into a Lease with BEATRICE DIENER, d/b/a LEONARD DIENER INVESTMENT COMPANY, dated May 29, 1990, a true copy is annexed hereto (hereinafter referred to as Lease Agreement"); and

            WHEREAS, the Assignor wishes to assign to Assignee all of its right, title and interest under and pursuant to the Lease Agreement; and

            WHEREAS, the Assignee wishes to accept this Assignment of Lease as of December 12, 1997, and agrees to assume, perform and abide by all of the terms, provisions and obligations of Assignor under the Lease Agreement; and

            WHEREAS,   LEONARD  DIENER  INVESTMENT   COMPANY   (hereinafter  the
"Landlord") hereby consents to assignment of the Lease Agreement to the Assignee on the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Assignor and Assignee hereby agree as follows:

            1. Assignor hereby assign all of its right, title and interest under and pursuant to the Lease Agreement from and after December 12, 1997 to Assignee, and its respective successors and/or assigns.

            2. Assignee hereby accepts this Assignment of Lease, and agrees from and after December 12, 1997 to assume, perform and abide by all of the terms, provisions and obligations of the Assignor under the Lease Agreement.

            3. Notwithstanding anything in this Assignment and Acceptance of Assignment of Lease that may be to the contrary, Assignor expressly agrees that nothing herein shall relieve the Assignor from any liability under and pursuant to the Lease Agreement.

            4. This Assignment and Acceptance of Assignment of Lease shall be binding upon the parties hereto and their respective heirs, successors and assigns.

            5. This Assignment and Acceptance of Assignment of Lease shall not be modified or amended without the written consent of the parties hereto and the Landlord.

            6. By its signature below, Clearview Cinema Group, Inc., a Delaware corporation and the parent of the assignee ("Clearview"), for valuable consideration and in order to induce the Landlord to execute the consent, hereby guarantees the payment of rent and performance of all tenant obligations during the term of the Lease as set forth in the Lease Agreement for a period of one year, commencing as of the date CCC Cedar Grove Cinemas Corp. assumes all of the tenant obligation under the Lease Agreement.

            7. The Landlord agrees to give notice of any default in the Lease to Provident Bank, as Agent, One East Fourth Street, Cincinnati, Ohio 45202.


             [Remainder of this page is intentionally left blank]
                             Signature pages follow

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year hereinabove first written.

WITNESS:



/s/ Illegible                                  /s/ Jesse Sayegh
---------------------                          ------------------------
              Witness                          Jesse Sayegh, Assignor


STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      On this 12th day of December in the year 1997, before me personally came Jesse Sayegh who, I am satisfied, signed, sealed and delivered the same as his act and deed for the purpose therein expressed.



                                          /s/ Deborah York Sheridan
                                          ----------------------------
                                          Notary Public

ATTEST:                                   CCC Cedar Grove Cinema Corp.
                                          Assignee



/s/ Herbert L. Klein                      By: /s/ A. Dale Mayo
--------------------------                    -------------------------
Asst. Secretary                               A. Dale Mayo, President


STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      I CERTIFY that on December 12, 1997 A. Dale Mayo personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a) this person signed and delivered the attached document as President of CCC Cedar Grove Cinema Corp. the company named in this document;

      (b) this document was signed and made by the company as its voluntary act and deed by virtue of authority from CCC Cedar Grove Cinema Corp.



                                    /s/ Deborah York Sheridan
                                    -------------------------
                                    Notary Public

ATTEST:                             Clearview Cinema Group, Inc.
                                    Guarantor


/s/ Herbert L. Klein                By: /s/ A. Dale Mayo
-----------------------                 -----------------------
Assistant Secretary                     A. Dale Mayo, President



STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

      I CERTIFY that on December 12, 1997 A. Dale Mayo personally came before me and this person acknowledged under oath to my satisfaction, that;

      (a) this person signed and delivered the attached document as President of Clearview Cinema Group, Inc. the company named in this document;

      (b) this document was signed and made by the Company as its voluntary act and deed by virtue of authority from CCC Cedar Grove Cinema Corp.




                                          /s/ Deborah York Sheridan
                                          ---------------------------
                                          Notary Public

                              CONSENT TO ASSIGNMENT

      Leonard Diener Investment Company hereby consents to the assignment of the Lease Agreement to the above-named Assignee on the express condition that the Assignor shall remain liable for the prompt payment of the rent and the performance of all obligations and covenants provided in the Lease Agreement, that Clearview Cinema Group, guarantees the payment of rents and performances of all tenant obligations in accordance with Paragraph #6 of the Assignment, Assumption and Consent to Assignment of Lease to which this Consent to Assignment is attached and that no further assignment or sub-lease of any part of the devised premises shall be made without the prior written consent of the undersigned Landlord. WITNESS: Landlord: Leonard Diener Investment Co.


/s/ Mary P. Cancro                      By: /s/ Lawrence Diener
-----------------------                    -----------------------
                                           Lawrence Diener


State of New Jersey     )
                        )  SS:
County of Bergen        )

      On this 11th day of December in the year 1997, before me personally came Lawrence Diener who, I am satisfied, signed, sealed and delivered the same as his act and deed for the purpose therein expressed.



                                    /s/ Mary P. Cancro
                                    -----------------------
                                    Notary Public of New Jersey
                                    Mary P. Cancro
                                    My commission expires: 7/30/98

                                 LEASE AGREEMENT



                                     BETWEEN



                                 BEATRICE DIENER



                                       AND



                                  JESSE SAYEGH




                               DATED: May 29, 1990

Landlord THIS LEASE AGREEMENT, made this 29th day of May, 1990, between BEATRICE DIENER, D/B/A LEONARD DIENER COMPANY, located at 28 Millburn Avenue in the Township of Springfield in the County of Union and State of New Jersey, herein designated as the Landlord,

Tenant and JESSE Y. SAYEGH, located at 317 N. 11th Street in the Borough of Prospect Park in the County of Passaic and State of New Jersey, herein designated as the Tenant;

Premises WITNESSETH THAT the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord the following described premises: Premises consisting of movie theater known as Cinema 23 and located at Pilgrim Shopping Plaza, Pompton Avenue, Route 23, Verona, New Jersey,

Term For a term of twenty (20) years commencing on June 1, 1990, and ending on May 31, 2010, to be used and occupied only and for no other purpose than as a theater for the presentation of performances on film,

                   UPON THE FOLLOWING CONDITIONS AND COVENANTS:

Payment of Rent

               1st: The Tenant covenants and agrees to pay to the Landlord, as fixed rent for and during the term hereof, a guaranteed minimum annual rent as follows: for the period from June 1, 1990 until August 15, 1990, or until Tenant opens for business, whichever is sooner, the sum of $3,333.33 per month; for and during the remainder of the first lease year of the term the sum of $6,666.67 per month; for and during the second lease year of the term the sum of $80,000 ($6,666.67 per month); for and during each lease year from the third lease year through the fifteenth lease year of the term the sum of $103,000 per annum ($8,583.33 per month), for and during each lease year from the sixteenth lease year through the twentieth lease year of the term the sum of $125,000 per annum ($10,416.67 per month).

               All rents are payable in advance without set-off or deduction of any kind, upon the first day of each calendar month of the Tenancy at the office of the Landlord, or such other place as the Landlord may from time to time designate.

Percentage Rent

               Tenant agrees to pay to Landlord as rent, in addition to the foregoing fixed rent, percentage rent as follows: 10% of the annual gross sales (as hereinafter defined) of the demised premises in excess of $800,000.00 for and during each of the first and second lease years of the term hereof; 10% of the annual gross sales of the demised premises in excess of $1,030,000 for and during each lease year from the third through the fifteenth lease years of the term hereof; 10% of the annual gross sales of the demised premises in excess of $1,250,000 for and during each lease year from the sixteenth through the twentieth lease years of the term hereof.

               On or before the 25th day after the expiration of each three-month's period, Tenant shall submit to Landlord a statement signed by an Officer of Tenant showing, in reason able detail, the amount of gross sales of the demised premises during the preceding three-month period. Within thirty (30) days after the end of each lease year, Tenant shall deliver to Landlord a statement of gross sales made in, at, on or from the demised premises for such lease year, certified by an Officer of Tenant that the same truly reports Tenant's gross sales. Tenant shall simultaneously with the delivery of said statement, make payment of any percentage rent due for such lease year.

               Each lease year during the term hereof shall be considered as an independent accounting period for the purposes of computing and determining the amount of percentage rent if any payable hereunder. The amount of gross sales in any lease year shall not be carried over into any other lease year.

               The term "gross sales" includes gross paid box office receipts defined as the amounts actually paid to Tenant by patrons of all of the theaters at the demised premises for admission thereto, less any admissions taxes paid by such patrons and received by the Tenant or included in the admission prices and which taxes are to be transmitted to any governmental authority or collector entitled to receive payment thereof (however, Tenant shall not deduct any corporate income, gross receipts or franchise or property tax imposed on Tenant or its income in determining gross box office receipts and shall include any amounts received on passes for admission to the said theaters). "Gross sales" shall also include money received from the sale of candies, confections, beverages, popcorn, food products, souvenir programs, souvenir books, cigarettes, tobacco and merchandise, novelties and records normally sold and incidental to the exhibition of motion pictures. There shall be excluded therefrom any sums collected and paid out for any sales tax or tax based upon the sale or sales of merchandise and required by law, whether now or hereafter in force to be paid by Tenant or collected from its customers, to the extent that such taxes are to be charged separately and to be remitted by Tenant to the taxing authorities.

               Tenant shall and hereby agrees to keep in the demised premises during the term hereof, for a period of two (2) consecutive years following the end of each lease year, a permanent, complete and accurate record of all gross sales of merchandise and services, as heretofore defined, and all revenue derived from business conducted in the demised premises for such lease year. Tenant further agrees to keep, retain and preserve for at least one (1) year after the expiration of each lease year all original sales records and all original sales records and sale slips or sales checks and other pertinent original sales records. Accurate non-reset/able cash registers or other modern systems shall be installed and kept, or caused to be installed and kept, by the Tenant within the demised premises which shall show, record and preserve, in complete detail, all items making up gross sales, as hereinabove defined. All such records, including sales tax reports and business and occupation tax reports, shall be open to the inspection and audit of Landlord and its agents at all reasonable times during ordinary business hours, excluding only those tax returns preprepared on a consolidated basis with any other operation not subject to this Agreement. Tenant shall also submit to Landlord on or before the thirtieth (30th) day following the end of each lease year at the place then fixed for the payment of rent, a complete audited statement made and certified by duly authorized officer of Tenant, showing accurately and in reasonable detail the amount of gross sales made by Tenant, and its sublessees, concessionaires, or licensees, if any, upon and within the demised premises, during the preceding lease year or fractional lease year, if any, and shall submit on or before the 30th day following the expiration or termination of the term a like statement covering the preceding lease year, or fractional lease year, if any.

               The receipt by Landlord of any statement or any payment of percentage rent for any period or the failure of Landlord to make an audit for said period shall not bind Landlord as to the correctness of the statement or the payment, nor bar Landlord from collecting at any time thereafter the percentage rent due for said period. If any audit by Landlord or its agents of Tenant's records shall reveal a deficiency in any payment of percentage rent, Tenant shall forthwith pay to Landlord the amount of the deficiency together with interest at the rate of twelve (12%) percent per annum from the date when said payment should have been made, together with the Reasonable cost of such audit.

               It is agreed that nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Landlord and Tenant, or between Landlord and any other party, or cause Landlord to be responsible in any way for the debts or obligations of Tenant, or any other party.

               The term "lease year" as used herein shall mean a period of twelve (12) calendar months commencing on any anniversary date of the commencement of the term of this Lease. The "first lease year" as used herein shall mean a period of twelve (12) calendar months commencing upon the commencement date of the term of this Lease.

Repairs and Care

               2ND: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all replacements and repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways, stairs and rear, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.


Damage & Repairs

               3RD: The Tenant agrees to be responsible for any damage to the property of the Landlord which may result from any use of the demised premises, or any act done thereon by the license of the Tenant, express or implied. The Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense. Tenant agrees to replace all glass broken, damaged or destroyed in any manner whatever, the Tenant assuming all responsibility for the glass in the premises herein demised, and to cause such liability to be protected by plate glass insurance at Tenant's expense, and further to deposit the plate glass insurance policy or certificate showing such insurance in effect with Landlord during the term of this Lease.

Alterations and Improvements

               4TH: No alterations, additions or improvements shall be made without the written consent of the Landlord Improvements which shall not be unreasonably withheld. Any such alterations, additions or improvements must be done in a workman like manner in keeping with all building codes and regulations and in no way harm the structure of the demised premises. It is understood that Tenant intends to subdivide the one existing theater at the demised premises into five separate theaters. Tenant shall comply with the conditions contained in a letter from the Township of Cedar Grove Director of Community Development dated April 17, 1990, as modified by letter of April 30, 1990. At the expiration of this Lease or any extension thereof, Tenant, at its expense, upon written request from Landlord must restore the within demised premises to its original condition, except as shall have been modified by the above permitted subdivision and alterations made pursuant thereto. The Landlord reserves the right, before approving any such alterations, additions or improvements to require the Tenant to furnish him a good and sufficient bond, conditioned that it will save Landlord harm less from the payment of any claims either by way of damages or liens. All of such alterations, additions or improvements shall be made solely at the expense of the Tenant; and the Tenant agrees to protect, indemnify and save harmless the Landlord on account of any injury to third persons or property, by reason of any such alterations, additions or improvements, and to protect, indemnify and save harmless Landlord from the payment of any claim of any kind or character on account of bills for labor or material in connection therewith.

Signs

               5TH:  The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing which shall not be unreasonably withheld. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed but shall be replaced at true Landlords expense when said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

Utilities

               6TH: Tenant shall, at its own cost and expense, pay all charges for water, gas, electricity, heat, sewer rentals or charges and any other utility charges, including sprinkler charges, incurred by or as a result of Tenant in the use of the demised premises.

Compliance with Laws, etc.

               7TH: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and orders at any etc. time issued or in force applicable to the demised premises or to the Tenant's use and occupancy thereof, of the City, County, State and Federal Governments and Landlord, and of each and every department, bureau and official thereof, and of the Board of Fire Underwriters having jurisdiction thereof.

Liability Insurance

               8TH: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or person, for limits of not less than $1,000,000 for injuries to one person and $3,000,000 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $500,000. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, tees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

Assignment

               9TH: This Lease shall not be assigned, or the demised premises underlet in whole or in part, without the written consent of the Landlord in each instance and such consent having been given, the Tenant shall nevertheless, remain primarily liable to perform all covenants and conditions hereto and to guarantee such performance by his assignee or subtenant. Landlord's consent shall not be unreasonably withheld.


Restriction on Use

               10TH: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty. Tenant shall not exhibit any X-rated or unrated motion pictures at the demised premises.

Subordination

               11TH: This Lease shall be subject and subordinate at all times, to the lien of the mortgages now or hereafter on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises, and subject and subordinate to any lease or other arrangement or right to possession under which Landlord is in control of the demised premises and to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part. The Tenant will execute and deliver such further instrument or instruments subordinating this Lease to the lien in accordance with the foregoing. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant, in the event Tenant fails to return such instrument or instruments to Landlord within ten (10) days of receipt of same from Landlord. Notwithstanding the above, the Tenant's right to possession of the premises shall not be disturbed if the Tenant is not in default and as long as the Tenant shall pay the rent and other amounts required to be paid to the Landlord or the Landlord's successor in interest as same are due pursuant to the terms hereof, and has observed and performed all the provisions of this Lease unless and until the Lease is otherwise terminated pursuant to its terms.

Condemnation and Eminent Domain

               12TH: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceeding or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility seeking to take said land and premises or any portion thereof, then this Lease, at the option of the Landlord, shall terminate and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. If Tenant shall fail to execute such instruments as may be required to Landlord, or to undertake such steps as may be requested as herein stated, within ten (10) days of written notice from Landlord, Landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of Tenant to execute such instruments and undertake such steps in as herein stated in and on behalf of Tenant. It is agreed and understood, however, that Landlord does not reserve to itself, and the Tenant does not assign to Landlord, any damages payable for trade fixtures installed by Tenant at its own cost and expense and which are not part of the realty. Notwithstanding anything herein to the contrary, Landlord shall allocate to Tenant out of Landlord's condemnation award an amount reasonably related to Tenant's fair share of leasehold improvements installed by Tenant to prepare same for its use and occupancy. If the parties cannot agree on the amount to be allocated to Tenant, this issue shall be submitted by the parties to arbitration for resolution. Nothing herein contained shall prevent Tenant from pursuing any separate relocation assistance award to which Tenant is entitled under applicable law.

Fire & Other Casualty

               13TH: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. However, if one-third (1/3) or more of the premises shall be damaged, Tenant shall be entitled to a proportionate abatement of rent. If the premises be so extensively and substantially damaged as to render them untenantable, then rent shall cease until such time as the premises shall be made tenantable by Landlord. However, if in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this Lease shall come to an end. In no event, however, shall the provisions of this clause become effective or be applicable if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guest, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured for its interest in property of the Landlord against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's actual costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement. The Landlord shall have no claim against any insurance proceeds under any policy of the Tenant insuring the Tenant's own property or business interruption, but only against such proceeds as relate to building alterations becoming part of the real estate but paid for by the Tenant.

Reimbursement of Landlord

               14TH: If the Tenant shall fail or refuse to comply with and perform any condition and covenants of the within Lease within 15 days after written notice from Landlord, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this Lease contained.

Inspection & Repair

               15TH: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, upon reasonable notice, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

Right to Exhibit

               16TH: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, upon reasonable notice to Tenant, and Tenant agrees that on and after six months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

Increase of Insurance Rates

               17TH: If due to Tenant's occupancy it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant thirty (30) days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this Lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

Removal of Tenant's Property

               18TH: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this Lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

Remedies upon Tenant's Default

               19TH: If there should occur any default on the part of the Tenant in the performance of any conditions and covenantsherein contained, and said default continues for five (5) days after written notice from Landlord in the case of non-payment of rent and for fifteen (15) days in the case of any other default, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination on Default

               20TH: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated as bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this Lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five (5) days' notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this Lease and the term hereof, shall end on the date fixed in such notice as if the said date was the date originally fixed in this Lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damage.

Non-Liability of Landlord

               21ST: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord.

Non-Waiver by Landlord

               22ND: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option or to resort to have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

Non-Performance by Landlord

               23RD: This Lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenant and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire, or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity of Lease

               24TH: The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation or any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

Notices

               25TH: All notices required under the terms of this Lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this Lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

Title and Quiet Enjoyment

               26TH: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

Entire Contract

               27TH: This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

Attorney's Fees

               28TH: If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, or if the Landlord shall cure such default or defaults for the act of Tenant, then the Tenant will reimburse the Landlord for the expense of attorney's fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also, so long as the Tenant shall be a Tenant hereunder the amount of such expense shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

Real Estate Taxes

               29TH: Tenant covenants and agrees to pay as additional rent its proportionate share of all real estate taxes, assessments, water rates and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen of any kind or nature whatsoever, including, but not limited to assessments for public improvements or benefits which shall be laid, assessed, levied or imposed upon and become due and payable, and a lien upon the land and building of the demised premises or the shopping center of which the demised premises forms a part, for any and all tax years during the term hereof (all of which real estate taxes, assessments, charges, levies or other governmental charges are referred to as "Impositions"). The sum of the impositions assessed against the shopping center for any tax year during the term hereof shall be deemed to be the impositions assessed against the shopping center for said tax year. Tenant's proportionate share of any and all impositions assessed against the demised premises or the shopping center premises of which same form a part for any tax year shall be the product of (a) the amount of the impositions assessed against the shopping center for said tax year and (b) a fraction the numerator of which is the square footage of the floor area of the demised premises (11,000 sq. ft.) and the denominator of which is the total square footage of the floor area of all stores in the shopping center (47,700 sq. ft.) determined as of the commencement of the said tax year.

               From the commencement date hereof and thereafter, during each period during which real estate taxes are being paid by Landlord based on preliminary tax bills, Tenant shall pay to Landlord, on the first day of each and every month during such period, one twelfth (l/12th) of Tenant's pro rata share of the annualized preliminary applicable taxes then being paid by Landlord. Open receipt by Landlord of final real estate tax bills and bills for additional taxes or assessments, Tenant shall pay to Landlord any unpaid portion of its pro rata share of such taxes in equal monthly installments on the first day of each and every month during the balance of the calendar year.

               All real estate taxes which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between Landlord and Tenant in accordance with the respective number of months during which each party shall be in possession of the demised premises in said respective tax year.

               If Landlord shall obtain a remission or a refund of all or any part of the real estate taxes heretofore paid by Tenant for any year, Landlord shall promptly refund to Tenant (or credit Tenant with) its proportionate share of such remission or refund, after deduction of all expenses incurred in connection therewith.

               If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of the real estate taxes or assessments now levied, assessed or imposed, there is imposed (i) a tax, assessment, levy, imposition or a charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom or
(ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the premises and imposed upon the Landlord, or (iii) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levies, impositions and charges, or the part thereof so measured or based shall be deemed to be included in the general real estate taxes and assessments payable by the Tenant pursuant to this paragraph and the Tenant shall pay and discharge the same as herein provided in respect of the payment of general real estate taxes and assessments. As employed in this Article, "shopping center" shall be deemed to include that portion of Landlord's shopping center property located within the Township of Cedar Grove, New Jersey.

Common Area Maintenance

               30TH: Tenant shall pay to Landlord, as additional rent, its pro rata share of the total annual Common Area Maintenance Cost, (hereinafter called "CAM") incurred in the shopping center. Tenant's pro rata share shall, in each instance, be determined by multiplying each year's CAM by a fraction, the numerator of which shall be the number of square feet of floor area of the demised premises (11,000 sq. ft.), and the denominator of which shall be the total square footage of the floor area of all stores in the shopping center (195,370 sq. ft.).

               On the first day of each and every month of the term of this Lease or any extensions or renewals thereof, Tenant shall pay to Landlord, on account of and as part of its share of CAM, one twelfth (1/12th) of Landlord's reasonably estimated share of Tenant's annual pro rata share of CAM, as such sum shall be adjusted annually to reflect that year's actual expense.

               Within ninety (90) days of the end of any calendar year, Landlord shall compute the annual CAM for said year and forward to Tenant a schedule in reasonable detail setting forth said CAM and the computation of Tenant's pro rata share for the period of Tenant's occupancy during said year. Tenant shall be entitled to a credit against its pro rata share for the total amount received by Landlord from Tenant during said year on account of CAM (other than payments against prior years). In the event Tenant's payments on account have exceeded Tenant's pro rata share, Landlord's statement shall be accompanied by its check for the amount due Tenant; in the event there remains any unpaid balance due Landlord from Tenant, said balance shall be due and payable within twenty (20) days of receipt of Landlord's statement, and if not so paid, the amount thereof shall be added to the next accruing monthly installment of fixed rent, and shall be collectible as such.

               For the purposes hereof, CAM shall mean the total cost and expense incurred by Landlord in operating, maintaining and repairing the common areas of the shopping center, including without limitation, all costs and expenses of operating, main-taining, refurbishing, redecorating, repairing and replacing the lighting and drainage systems in and for the common areas; paving, curbs, islands and walkways; all equipment and facilities used in and for maintenance; cleaning; landscaping and gardening; removal of snow, ice, debris, garbage or other rubbish and refuse; the costs of personnel to implement such service, to direct parking and police the Shopping Center.

               CAM which shall become payable during the first and last calendar years of the term hereof shall be apportioned pro rata between Landlord and Tenant in accordance with the respective number of months during which each party shall be in possession of the demised premises in such respective calendar years.

               As employed in this Article, "shopping center" shall be deemed to include Landlord's entire shopping center property located within the Townships of Verona and Cedar Grove, New Jersey.

Mechanics'Liens

               31ST: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within ten (10) days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this Lease, in addition to such as are permitted by law.

Waiver of Subrogation Rights

               32ND: The Tenant waives all rights of recovery againstthe Landlord or Landlord's agents, employees or other representative, for any loss, damages or injury of any nature whatsoever to the property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers and will deliver to the Landlord waivers of the subrogation rights under the respective policies, if available. Waivers of subrogation shall be mutual by both Landlord and Tenant, provided same can be done without cost.

Security

               33RD: Tenant has this day deposited with the Landlord the sum of $25,000 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

Sidewalks, etc., Tenant Parking

               34TH: Tenant shall not permit to exist in the demised premises or any part of the common area:

               a. The use of sidewalks, parking areas, roadways, means of ingress or egress, or other common areas for the sale, display or storage of any merchandise or any property of the Tenant; all business shall be conducted within the demised premises;

               b. The parking of any vehicle by the Tenant or any of its employees in the shopping center, except in such area as may be designated "employee parking" from time to time by Landlord.

Limitation of Landlord's Liability

               35TH: Anything contained in this Lease to the contrary notwithstanding Tenant agrees that it shall look solely to the estate and property of the Landlord in the demised premises, and subject to prior rights of any mortgagee of the premises, for the collection of any judg-
ment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by
Landlord, and no other assets of the Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies. In the event Landlord transfers this Lease, except as collateral security for a loan, Landlord will, upon such transfer, be released from all liability and obligations hereunder.

Attornment

               36TH: Tenant agrees neither the cancellation nor the termination of any ground or underlying Lease, nor any foreclosure of a mortgage affecting the fee title of the demised premises, nor any foreclosure proceedings brought by the holder of any such mortgage to recover possession of the demised premises shall, by operation of law or otherwise, result in the cancellation or termination of this Lease or the obligations of the Tenant hereunder, and Tenant covenants and agrees to attorn to any successor to the Landlord's interest in the demised premises or to such holder of such mortgage or to the purchaser of the demised premises in foreclosure, provided that in any such case this Lease and Tenant's interest is not disturbed and is recognized by any successor to Landlord's interests hereunder or by any such mortgagee or purchaser.

Estoppel Letter

               37TH:   Tenant  agrees  upon  request  from  Landlord  or
Landlord's mortgagee(s) to furnish either or both of same with evidence setting forth the following:

               a.  This Lease is in full force and effect;

               b.  Possession of the premises is accepted by the Tenant;

               c. All work required to be performed by Landlord in the premises has been fully completed and/or constructed in a good and workmanlike manner in accordance with all governmental regulations applicable thereto to the best of Tenant's knowledge;

               d.  Confirmation  of the  commencement  of  the  Lease  term;

               e. Confirmation that Tenant is in occupancy of the demised premises, is paying rent on a current basis with no rental offsets or claims, and that no rent has been prepaid except as specifically set forth in the Lease.

Lesser Amount of Rent

               38TH: No payment by Tenant or receipt by Landlord of a lesser amount than the monthly minimum rent and additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease or at law provided.

Real Estate Broker

               39TH: Tenant warrants and represents that it has not dealt or negotiated with any real estate broker or salesman in connection with this Lease Agreement other than Alexander Summer Co., and that it shall indemnify and hold Landlord harmless of any real estate commissions, fees, charges or the like arising out of this transaction not occasioned by Landlord's acts. Landlord shall pay any real estate brokerage commission due Alexander Summer Co. pursuant to and in accordance with a separate agreement by and between said Alexander Summer Co. and Landlord.

Landlord's Repairs

               40TH: Landlord shall maintain the roof and outside wallsof the premises, unless due to any acts of omission or commission of Tenant, its agents, servants or employees.

Continuous Use

               41ST: Tenant shall, during the term of this Lease, continuously use the demised premises for the purpose stated in this Lease, carrying on therein Tenant's business under taking diligently, assiduously and energetically. Tenant shall keep the premises open and available for business activity therein during all usual days and hours for such business in the vicinity and during such periods and hours as are customary in the shopping center except when prevented by strikes, fire, casualty or other causes beyond Tenant's reasonable control.

Submission of Lease

               42ND: The submission of this Lease for examination does not constitute a reservation of or option for the premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

Opening for  Business

               43RD: In the event Tenant fails to open the demised premises for business within 150 days after this Lease Agreement is signed by the parties, Landlord may, at its sole election, terminate the within Lease Agreement.

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

In the event Landlord exercises its option to terminate the Lease Agreement pursuant to this paragraph, Landlord shall be entitled to recover from Tenant, in addition to any other remedies provided for in this Lease Agreement or available at law or in equity, rent and additional rent through to and including the last day of the month in which it exercises its option to terminate. This paragraph 43rd shall not be operative for delays caused by factors beyond the Tenant's control provided that the Tenant has exercised commercially reasonable diligence and substantively performed all commercially reasonable acts necessary to actively pursue in good faith the opening of the Tenant's operation. Notwithstanding anything herein to the contrary, if Tenant fails, for any reason whatsoever, to open the demised premises for business within 240 days after this Lease Agreement is signed by the parties, Landlord may, at its sole election, terminate the within Lease Agreement.

Conformation with Laws and Regulations

               44TH: The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

               In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

               IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, the day and year first above written. WITNESS:



WITNESS:                                           By /s/Beatrice Diener
                                                   -------------------------
                                                   By /s/ Lawrence B. Diener
-------------------------                          -------------------------
                                                   Attorney in Fact
                                                   BEATRICE DIENER



WITNESS:


                                                   /s/ Jesse Sayegh
-------------------------                          -----------------------
                                                   JESSE SAYEGH



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